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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Preliminary Proxy Statement
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/ /	Definitive Proxy Statement
/x/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Northern Star Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN STAR FINANCIAL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    The Annual Meeting of Shareholders of Northern Star Financial, Inc. will be held on October 24, 2001, at 1:30 p.m. (Central Daylight Time), at the office of Northern Star Bank, 1650 Madison Avenue, Mankato, Minnesota, for the following purposes:

  1.
  To set the number of directors at eight (8).

  2.
  To elect three (3) Class III directors for the ensuing year.

  3.
  To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

    Only shareholders of record at the close of business on September 25, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof.

    Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Thomas P. Stienessen
                       Chief Executive Officer

Mankato, Minnesota
September 28, 2001

NORTHERN STAR FINANCIAL, INC.

Annual Meeting of Shareholders
October 24, 2001

PROXY STATEMENT

INTRODUCTION

    Your Proxy is solicited by the Board of Directors of Northern Star Financial, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on October 24, 2001, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

    The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

    The mailing address of the principal executive office of the Company is 1650 Madison Avenue, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about September 28, 2001.

OUTSTANDING SHARES AND VOTING RIGHTS

    The Board of Directors of the Company has fixed September 25, 2001, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on September 25, 2001, 479,506 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

SHAREHOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table provides information as of September 25, 2001, concerning the beneficial ownership of Common Stock of the Company by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, by each executive officer of the Company named in the Summary Compensation Table, by each director and nominee for director of the Company, and by all current directors and executive officers of the Company as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
Thomas J. Reynolds 19 Dellview Lane Mankato, MN 56001	89,447	(2)(3)	17.3%
Thomas P. Stienessen 1650 Madison Avenue Mankato, MN 56001	54,400	(4)	11.1%
Joyce Larson 5231 Agate Road Upsala, MN 56384	50,000		10.4%
Melvin Larson 5231 Agate Road Upsala, MN 56384	50,000		10.4%
Frank L. Gazzola 224 Crestwood Drive Mankato, MN 56003	51,100	(2)(5)	10.3%
Steven A. Loehr 5216 Richwood Drive Edina, MN 55436	50,400	(2)(5)	10.1%
Robert H. Dittrich 826 North Broadway New Ulm, MN 56073	44,000	(2)(6)	9.0%
Dean M. Doyscher 78 Cree Point Drive Mankato, MN 56001	51,523	(2)(7)(9)	10.2%
Mesirow Financial Inc. 350 North Clark Chicago, IL 60610	33,950		7.1%
Catalytic Combustion Corp. 401(k) Plan 909 21st Avenue Bloomer, WI 54724	30,000		6.3%
Susan L. Baker 455 Grove Street Upper Montclair, NJ 07043	30,000		6.3%

*Michael P. Reynolds 74 Cree Point Drive Mankato, MN 56001	13,200	(2)(8)	6.3%
James H. Illies 300 East St. Germain St. St. Cloud, MN 56301	9,523	(9)	2.0%
Directors and Officers as a Group (6 persons)	322,017	(10)	52.3%

*
Less than 1%

(1)
Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of September 25, 2001, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)
Includes 3,000 shares which will become purchasable on the date of the Annual Meeting pursuant to an automatic option grant under the Company's 1998 Equity Incentive Plan.

(3)
Includes 15,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2001. Also includes 19,047 shares which may be issued upon conversion of a Convertible Subordinated Unsecured Note. Mr. Reynolds shares voting and investment power over such shares with his wife.

(4)
Includes 10,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2001. Mr. Stienessen shares voting and investment power over such shares with his wife.

(5)
Includes 15,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2001.

(6)
Includes 9,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2001.

(7)
Includes 14,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2001. Mr. Doyscher shares voting and investment power over such shares with his wife.

(8)
Includes 9,200 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2001. Also includes 19,047 shares which may be issued upon conversion of a Convertible Subordinated Unsecured Note.

(9)
Includes 9,523 shares which may be issued upon conversion of a Convertible Subordinated Unsecured Note.

(10)
Includes 73,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2001, 15,000 shares which will become exercisable on the date of the Annual Meeting pursuant to an automatic option grant under the Company's 1998 Equity Incentive Plan, and 47,617 shares which may be issued upon conversion of Convertible Subordinated Unsecured Notes.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

General Information

    The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the shareholders at each annual meeting. The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class III will be elected at the Annual Meeting. Directors who are members of Classes I and II will continue to serve for the terms for which they were previously elected. The Board of Directors recommends that the number of directors be set at eight and that three Class III directors be elected at the Annual Meeting. There is currently a vacancy in a Class II directorship. It is the Board's intention to seek a qualified candidate to fill the vacancy following the Annual Meeting.

    Under applicable Minnesota law, approval of the proposal to set the number of directors at eight, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The Board of Directors nominates Dean M. Doyscher and Thomas J. Reynolds for re-election and James H. Illies for election as Class III directors. If elected, Messrs. Illies, Doyscher and Reynolds will each serve for a three year term as a Class III director and until his successor has been duly elected and qualified.

    In the absence of other instructions, each proxy will be voted for each of the Class III nominees. If, prior to the meeting, it should become known that any of the Class III nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve. Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

    Robert H. Dittrich (Class II, term ending at 2003 Annual Meeting), age 64, has been a director of the Company since March 1999. Mr. Dittrich has been involved in banking as an owner and director since 1972. Mr. Dittrich is currently the owner and Chairman of American Community Banks and Insurance Agencies in Sleepy Eye, Medford and Chanhassen, Minnesota. Mr. Dittrich is also the owner of Dittrich Specialties of New Ulm and Inver Grove Heights, Minnesota, and Midwest Commodities Brokers and Traders, Inc. in New Ulm, Minnesota.

    Dean M. Doyscher (Class III, term ending at 2001 Annual Meeting), age 56, has been a director of the Company since its formation and Chief Financial Officer, Treasurer and Secretary since August 29, 2001. Mr. Doyscher has served as President of Security Management and Realty, Inc. since 1978. Security Management and Realty, Inc. owns and manages commercial property throughout all of rural Minnesota including rural housing projects in over 55 Minnesota cities. Mr. Doyscher attended Mankato State University where he earned both undergraduate and graduate degrees in Urban and Regional Planning. Mr. Doyscher was employed as the Deputy Director of the Model Cities Program for Lewiston, Maine before becoming the Director of Planning for the City of Mankato and Blue Earth County in 1972. During 1973-1976 Mr. Doyscher served as the first Executive Director of the Region Nine Development Commission serving nine counties in South Central Minnesota. Prior to forming his own management and realty company in 1988, Mr. Doyscher served from 1976-1988 as a consultant with Professional Planning and Development, providing rural Minnesota cities with tax increment financing, economic development, zoning and housing plans. Professional Planning and Development was named Minnesota's Economic Developer of the Year in 1988. Mr. Doyscher's other relevant experience includes service as President, Minnesota Planning Association; Director, Minnesota Council for Affordable and Rural Housing; and past member of the Board of Directors, Mid-America, Bank South.

    James H. Illies (Class III nominee), age 54, is a director of Northern Star Bank. Mr. Illies has been a resident of St. Cloud for 30 years. He is currently a principal owner of INH Property Management, Inc. INH Property Management develops, manages and brokers commercial and multi-tenant real estate property throughout Minnesota, Iowa and North and South Dakota. He is a graduate of St. Cloud State University. He served as Trustee of St. Francis Xaviar Church, Commissioner of the Sartell Economic Development Commission, and past President of Minnesota Real Estate Management Institute.

    Steven A. Loehr (Class I, term ending at 2002 Annual Meeting), age 52, has been a director of the Company since March 1999. Mr. Loehr is currently a consultant to the mortgage banking industry. Mr. Loehr served as President of Homeland Mortgage, LLC, a mortgage banker, from July 1999 through December 1999. From February 1992 to September 1998 he served as Senior Vice President of Voyager Bank.

    Michael P. Reynolds (Class I, term ending at 2002 Annual Meeting), age 59, has been a Director of the Company since its formation. Mr. Reynolds has served as Vice-President of Reynolds Welding Supply Company in Mankato, Minnesota and Welders Supply Company in Wilmar, Minnesota since 1963. Reynolds Welding Supply Company is engaged in the sale of industrial gases and welding supplies and operates in three states. Mr. Reynolds has been involved in many fund raising efforts for the Mankato State University Athletic Department. He previously served as volunteer for the Mankato United Way and is a past president of the Mankato Golf Club. Mr. Reynolds is the brother of Thomas Reynolds.

    Thomas J. Reynolds  (Class III, term ending at 2001 Annual Meeting), age 64, has been a director of the Company since its formation. Mr. Reynolds is a Mankato native and has served as President of Welders Supply Company and Reynolds Welding Supply since 1952. Mr. Reynolds served on the Board of Directors for the National Bank of Commerce, presently called Mid-America Bank, for six years from 1984 to 1990. Mr. Reynolds is the brother of Michael Reynolds.

    Thomas P. Stienessen, (Class II, term ending at 2003 Annual Meeting), age 55, has been Chief Executive Officer, President and a director of the Company since its formation. Prior to forming the Company, Mr. Stienessen served as Chief Executive Officer and President of SGL, Inc., a holding company for the Family Bank, where Mr. Stienessen served as Chairman, Chief Executive Officer, President and a Director as well as a member of the Executive and Operating Committees since January 1991. Mr. Stienessen has more than 25 years of experience in banking and in mortgage banking, including consumer, residential, construction, commercial and commercial real estate lending. Mr. Stienessen's experience includes bank marketing, branch management, branch operations, accounting, planning and budgeting, underwriting and correspondent/lending. Previous banking experiences include positions as Senior Vice President of TCF Mortgage Corporation and Vice President and Regional Manager of TCF Bank.

Committee and Board Meetings

    The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's audit process. During fiscal 2001, the Audit Committee, which consists of Messrs. Doyscher, Gazzola, Michael Reynolds and Thomas Reynolds, met 4 times. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The

Compensation Committee, which consists of Messrs. Doyscher, Michael Reynolds and Thomas Reynolds, met 2 times during fiscal 2001.

    The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2001, the Board of Directors held 13 formal meetings. Each director attended at least 75% of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Directors' Fees

    Directors currently receive directors' fees in the amount of $1,000 per year plus $500 for each Board or Committee meeting attended. In addition, under the Company's 1998 Equity Incentive Plan, persons who were nonemployee directors at the time of adoption of the Plan or who are subsequently elected to the Board of Directors are automatically granted a nonqualified option to purchase 3,000 shares of Common Stock at fair market value. Each nonemployee director who is re-elected as a director or whose term of office continues after a meeting at which directors are elected is automatically granted an option to purchase 3,000 shares of Common Stock at fair market value. During fiscal 2000, each current director except Mr. Stienessen received an option to purchase 3,000 shares at $8.47 per share pursuant to the Plan.

AUDIT COMMITTEE REPORT

    The Board of Directors maintains an Audit Committee comprised of four of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

    In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

  (3)
  reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

    Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual

Report on Form 10-KSB for the fiscal year ended June 30, 2001, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Thomas J. Reynolds, Chairman Robert H. Dittrich Dean M. Doyscher Michael P. Reynolds

CERTAIN TRANSACTIONS

    The Company's wholly-owned subsidiary, Northern Star Bank, has entered into a 10-year gross lease agreement with Colonial Square Partners, Inc. to lease approximately 5,000 square feet of a 18,000 square foot single level, multi-tenant colonial style office building at an annual rental of $75,000. Dean Doyscher, a director and principal shareholder of the Company, is a partner of Colonial Square Partners, Inc. The Bank invested approximately $204,000 for leasehold improvements, including the construction of walls, windows, and doors, paint, floor tile and carpet, electrical and a drive-through canopy. The Company obtained an independent appraisal of market rents in the Bank's proposed market. The Company believes that this transaction is on terms no less favorable to the Bank than could be obtained from an unaffiliated third party.

    In March, 2001, the Bank entered into a 10-year gross lease agreement with INH Property Management, Inc. to lease approximately 5,000 square feet of a two-story multi tenant bank building in St. Cloud, Minnesota at an annual rental of approximately $41,000. The lease was subject to regulatory (FDIC and the State of Minnesota) review and approval. James H. Illies, a director nominee of the Company and director of Northern Star Bank, is an owner of INH Property Management. The Bank invested approximately $275,000 in leasehold improvements, furniture, fixtures and equipment for the facility. The Company believes that this transaction is on terms no less favorable to the Bank than could be obtained from an unaffiliated third party.

    In November 2000, Thomas J. Reynolds, a director and principal shareholder of the Company, borrowed $130,000 from the Company's wholly-owned subsidiary, Northern Star Bank, for the purchase of shares of the Company's Common Stock in a private transaction. The loan is for a term of one year and bears interest at a rate floating at 1% above the rate paid on cash deposit collateral held in a money market account at Northern State Bank. The amount outstanding under such loan as of September 15, 2001, was $25,000.

    In July and August 2001, the Company issued Convertible Subordinated Unsecured Notes to accredited investors in the aggregate principal amount of $1,000,000. The Notes accrue interest at a rate of 8% per annum and are due and payable three years from the issuance date in 2004. The Holder of the Note has the right to convert all or any part of the principal amount and accrued but unpaid interest into shares of Company Common Stock at $10.50 per share at any time before it is paid. Each of Thomas Reynolds and Michael Reynolds, directors of the Company, acquired Notes in consideration for $200,000. Dean Doyscher, a director of the Company, and James Illies, a director nominee of the Company and director of Northern Star Bank, each acquired Notes in consideration for $100,000.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth certain information regarding compensation paid to the Chief Executive Officer since formation of the Company. No other executive officer received total salary and bonus compensation in excess of $100,000 for fiscal 2001.

Summary Compensation Table

	Annual Compensation			Long-term Compensation
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Award($)			Securities Underlying Options (# of shares)
Thomas P. Stienessen Chief Executive Officer and President of Company and of Northern Star Bank	2001 2000 1999	$106,545 102,250 100,000	— — —	$	— 21,000 —	(2)	5,000 3,000 9,400

(1)
Compensation to Mr. Stienessen is paid by Northern Star Bank, the Company's wholly-owned subsidiary.

(2)
Mr. Stienessen holds 2,000 shares of restricted stock having an aggregate value of $20,000 on June 30, 2001. Dividends, if declared by the Company, will be paid on the shares.

Employment Agreement

    The Company has entered into a three-year employment agreement with Thomas P. Stienessen pursuant to which Mr. Stienessen serves as the President and Chief Executive Officer of Northern Star Bank. During the term of the agreement, Mr. Stienessen will be paid an annual salary determined by the Board (currently $106,545) and is eligible to participate in discretionary bonuses that may be authorized by the Board of Directors to senior management of the Bank. Mr. Stienessen will be eligible to participate in any management incentive program of the Bank or any long-term equity incentive program and will be eligible for grants of stock options and other awards thereunder. Additionally, Mr. Stienessen will participate in any retirement, welfare and other benefit programs established by the Bank and is entitled to a life insurance policy and an accident liability policy and reimbursement for automobile expenses, club dues, and travel and business expenses. Furthermore, if in connection with a change of control of the Bank, Mr. Stienessen is terminated without cause or voluntarily quits because of certain specified reasons, he is entitled to a lump sum payment of 2.99 times his annual base salary.

Option/SAR Grants During 2001 Fiscal Year

    The following table sets forth options that have been granted to the Chief Executive Officer during the Company's last fiscal year ended June 30, 2001. The Company has not granted any stock appreciation rights.

Name	Number of Securities Underlying Options/SARs Granted		Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Thomas P. Stienessen	5,000	(1)	71.4%	$8.47	12/21/10

(1)
Such option is exercisable in three equal annual installments of 1,667 shares each, commencing December 21, 2001.

Aggregated Option/SAR Exercises During 2001 Fiscal Year and Fiscal Year End Option/SAR Values

    No options were exercised by the Chief Executive Officer during fiscal 2001. The following table provides information related to the number and value of options held at fiscal year end by the Chief Executive Officer:

	Number of Securities Underlying Unexercised Options at Fiscal Year End
			Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas P. Stienessen	10,400	17,400	$0	$7,650

(1)
Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing bid price as of June 30, 2001, as quoted on the OTC Bulletin Board, was $10.00.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to Insiders were complied with except that Michael Reynolds and Thomas Reynolds were each late filing one report covering one transaction.

INDEPENDENT PUBLIC ACCOUNTANT

    Bertram Cooper & Co., LLP served as the Company's independent accountants for fiscal 2001. Representatives of Bertram Cooper & Co., LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

    In September 2001, the Company selected McGladrey & Pullen, L.L.P. to serve as the Company's independent auditors for the 2002 fiscal year and ceased its client relationship with Bertram Cooper & Co., LLP. The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

    There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of McGladrey & Pullen, L.L.P, any disagreements with Bertram Cooper & Co., LLP, the independent accountant engaged by the Company for prior years, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Bertram Cooper & Co., LLP's satisfaction, would have cause it to make reference to the subject matter of the disagreement in connection with its report, nor has Bertram Cooper & Co., LLP's report on the financial statements of the Company for the past two years contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles, nor are there any events requiring disclosure under Item 304(a)(1)(iv)(B) of Regulation S-B.

    Audit Fees.  The aggregate fees billed by Bertram Cooper & Co., LLP for professional services rendered in connection with the audit of the Company's annual financial statements for fiscal 2001 and reviews of the financial statements included in the Company's Forms 10-QSB for fiscal 2001 were $25,000.

    Financial Information Systems Design and Implementation Fees.  Bertram Cooper & Co. LLP did not bill any fees for financial information systems design and implementation services rendered to the Company during fiscal 2001.

    All Other Fees.  The aggregate fees billed by Bertram Cooper & Co. LLP for all other non-audit services rendered to the Company during fiscal 2001, including fees for tax-related services, were $7,425.

    The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Bertram Cooper & Co. LLP's independence and has determined that the provision of such services are compatible with maintaining the independence of Bertram Cooper & Co., LLP.

OTHER BUSINESS

    Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting of shareholders must be received by the Company by May 31 2002, to be considered for inclusion in the Company's proxy statement and related proxy for the 2002 annual meeting.

    Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after August 14, 2002, then management named in the Company's proxy form for the 2002 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

FORM 10-KSB

    A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2001, (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ON SEPTEMBER 25, 2001, THE RECORD DATE FOR THE ANNUAL MEETING, AND SHOULD BE DIRECTED TO THOMAS P. STIENESSEN, PRESIDENT, AT THE COMPANY'S PRINCIPAL ADDRESS.

BY ORDER OF THE BOARD OF DIRECTORS
Thomas P. Stienessen Chief Executive Officer

Dated: September 28, 2001
            Mankato, Minnesota

APPENDIX A

AUDIT COMMITTEE CHARTER

NORTHERN STAR FINANCIAL, INC.
1650 Madison Avenue, Mankato, MN 56001

    The Board of Directors of Northern Star Financial, Inc. hereby establishes an audit committee with the following charter:

ORGANIZATION

    There shall be a committee of the board of directors to be known as the audit committee. This audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with there exercise of independent judgment as a committee member.

    STATEMENT OF POLICY

    The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, government organizations regulating the banking industry, and the investment community. The areas of responsibility which the audit committee is expected to focus on include:

  1.
  Business management and control

  2.
  Internal and external audit

  3.
  Accounting systems

  4.
  Financial reporting systems

  5.
  Compliance with regulatory, legal and tax requirements

  6.
  Corporate code of conduct

In fulfilling its responsibilities, the audit committee is expected to maintain free and open communications with the Chief Executive Officer, Chief Financial Officer, Chief Internal Auditor, and the External Audit Partner and Audit/Tax Manager. It is anticipated that the audit committee may require access to independent legal counsel from time to time.

    RESPONSIBILITIES

    In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure the directors, regulators and the shareholders that business controls are adequate and effective, that the financial accounting and reporting practices are of the highest quality, and that the corporation is complying with applicable rules and regulations.

    In carrying out its responsibilities, the audit committee is expected to oversee activities in the following areas:

    Internal Control:  Review with management the organization's process, which is designed to provide reasonable assurance regarding the achievement of business objectives in the following areas:

  •
  Effectiveness and efficiency of operations

  •
  Reliability of financial reporting

  •
  Compliance with applicable laws and regulations

  •
  Adequacy of electronic data processing, related controls and security.

    Financial Statements:  Assess whether the financial statements are complete and consistent with information known to the committee. The committee should oversee the interim reporting process, including reviewing interim financial information before it is published.

    Audit of the Firm:  The committee should review and approve management's plans for engaging and hiring the external auditor, to include any plans to perform management advisory services.

    Specific Responsibilities:  The audit committee should:

  1.
  Evaluate the scope of the proposed audit for the current year and the audit procedures to be utilized.

  2.
  Evaluate the extent to which the internal auditor is being asked to perform financial audit work in direct support of the external auditor.

  3.
  Review the audit results and appropriateness of management's responses to audit observations.

    Internal Audit Function:  The primary responsibility for the establishment and administration of an internal audit function rests with the executive engagement of the corporation. Then Audit Committee will have an active oversight responsibility for the internal audit function and will have a direct communication and reporting responsibility with the Chief Internal Auditor. As a result, the Chief Internal Auditor will have a unique dual reporting relationship, which includes the traditional functional reporting to executive management and an uninterrupted communication linkage with the Chairman of the Audit Committee. Regarding the internal audit program, the committee will:

  1.
  Review and approve in coordination with the executive management team the internal audit charter.

  2.
  Evaluate the annual audit plan proposed by the Chief Internal Auditor and the executive management team.

  3.
  Review significant findings resulting from internal audits and management's response thereto.

  4.
  Review the internal auditing department budget and staffing to ensure that they are adequate to support the audit effort necessary in the circumstances.

  5.
  Review and concur in the appointment, compensation, replacement, reassignment or dismissal of the Chief Internal Auditor.

  6.
  Meet privately with the Chief Internal Auditor regularly to ensure open and effective communication.

  7.
  Assist the internal auditor in preserving their independence from operating responsibilities within the corporation.

    External Auditor:  External auditors are responsible for attesting to the fairness of presentation of the financial statement, which are provided to the public and the shareholders. Management has responsibility for preparing these statements and for maintain the books and records from which these statements are drawn. The Audit Committee's task is to satisfy itself that these responsibilities are effectively discharged. In completing this task, the Audit Committee will:

  1.
  Review and recommend to the Board of Directors the external auditors to be selected to perform the year end audit. In doing this they will consider (a) management's recommendations, (b) results of the audit organization's last peer review, and (c) the impact of significant litigation or disciplinary actions on the audit organization's ability to perform effectively.

  2.
  Review and approve the scope of the annual audit plan and the plans coordination with the Internal Audit program.

  3.
  Review and approve the proposed/actual audit fees to ensure the organization will review a comprehensive and complete audit.

  4.
  Review the results of the annual audit including the letter to management and management's response thereto.

  5.
  Review the financial statements contained in the annual report.

  6.
  Meet privately with the external auditors to give them clear opportunity to share conclusions with the Audit Committee.

  7.
  Review with management the extent of non-audit services planned to be provided by the external audit firm in relation to the objectivity and independence needed in the audit.

    Regulatory, Legal and Tax:  The committee should monitor the organization's compliance with significant laws and regulations in areas in which it has oversight responsibility. The committee should meet with the executive in charge of the Loan Review and Compliance Department. Also, the committee should meet periodically with corporate general counsel to discuss legal matters that may significantly impact the financial statements. The substance of these matters should be reviewed with management, internal auditing, and the external auditor to understand how they are reflected in the financial statements. The committee should review the income tax status of the organization and inquire as to the status of related tax reserves.

    Code of Conduct:  The committee should periodically review the program which management has established to monitor compliance with the organization's code of conduct and its' business ethics policy.

    Officer's Expenses and Perquisites: The committee should review organizational policy and procedures for the regular review of officer's expenses, perquisites and corporate assets.

  MEETINGS

    The Audit committee is to meet at least four times per year and may meet as often as it deems necessary. The committee is expected to have regularly scheduled private meeting with each of the following: Chief Internal Auditor, External Audit Partner, and the Chief Financial Officer.

  ATTENDANCE

    Members of the audit committee are to be present at all meetings. As necessary or desirable, the chairman may request that members of management and representatives of the external audit fir be present at a meeting of the committee.

  INTERACTION WITH MANAGEMENT

    Primary responsibility for establishing and maintaining the internal control systems rests with the management of the corporation. As such, it is incumbent upon the Audit Committee in the performance of their oversight role to make use of the resources available to them in the entire management team. The control systems established by management should be designed to appropriately manage the risk inherent in the business of the corporation consistent with the safe and sound operation of the business enterprise. The Committee is expected to have meetings from time to time with heads of the various business units to accomplish this.

  MINUTES

    Minutes of each meeting are to be prepared and approved by the committee members and provided to the Board of Directors.

  EDUCATION

    Board members agreeing to serve on the audit committee should expect to set aside time to educate themselves as to the operational and financial business controls necessary for a large bank holding company. Members of the audit committee are expected to be especially aware of the laws and regulations, which the holding company is subjected to. As the business grows, audit committee members will be expected to be familiar with the varying operations coming under control of the holding company. This may require travel to visit various sites within the corporation.

UNDERSTANDING INTERNAL CONTROL

    Internal control in Northern Star Financial, Inc. is a process, effected by the board of directors, management and other personnel, designed to provide reasonable assurance that the organization with achieve its business objectives. Internal control consists of five interrelated components. These are derived from the way management runs the business, and are integrated with the management process. The components are:

    Control Environment:  The core of any business is its people—their individual attributes, including integrity, ethical values and competence—and the environment in which they operate. They are the engine that drive s the entity and the foundation on which everything rests.

    Risks Assessment:  The entity must be aware of and deal with the risks it faces. It must set objectives, integrated with the sales, operations, marketing, financial and other activities so that the organization is operating in concert. It also must establish mechanisms to identify, analyze and manage the related risks.

    Control Activities:  Control policies and procedures must be established and executed to help ensure that the actions identified by management as necessary to address risks to achievement of the entity's objectives are effectively carried out.

    Information and Communication:  Surrounding these activities are information and communication systems. These enable the entity's people to capture and exchange the information needed to conduct, manage and control its operations.

    Monitoring:  The entire process must be monitored, and modifications made as necessary. In this way, the system can react dynamically, changing as conditions warrant.

    It is in this monitoring function that the audit committee serves such a critical role. It is the responsibility of the audit committee to evaluate how well the various monitoring mechanisms are working. In this regard, the committee must be sensitive to the need to constantly upgrade the quality of the monitoring resources, as the business becomes more complex and diverse. The control systems must grow with the business if the holding company is to remain successful.

Supplement A
 INTERNAL CONTROL—INTEGRATED FRAMEWORK

Implications for the Board of Directors

    Definition:  Internal control is the process by which the board of directors and management obtain reasonable assurance as to the achievement of specified objectives in these three categories:

  •
  Effectiveness and Efficiency of Operations

  •
  Reliability of Financial Reporting

  •
  Compliance with Laws and Regulations

    Note:  The inclusion of operating controls within this definition is a change, which may result in a significant expansion of the responsibilities of the Audit Committee. The Comprehensive nature of the definition draws on the realization that a good control system is designed to help the organization achieve business success.

    Fundamental Concepts—Internal Control:

  •
  Is the responsibility of management

  •
  Is the essence of the Audit Committee role

  •
  Is a process, a means to an end, not an end in itself

  •
  Is effected by people—it is not just policy manuals and forms

  •
  Cannot be expected to provide more than reasonable assurance

  •
  Is geared to achieving all objectives, not just financial reporting

    Audit Committee's must ensure that the internal control system has these interrelated components, each of which must be present for effective control:

    Control Environment: including Integrity, Ethical Values and Competence.  Internal control is only as effective as the people who develop, administer and monitor the controls. Integrity and ethical values must start with the CEO and senior management and must permeate the organization. The Control Environment includes management's philosophy and operating style, the way it assigns authority and responsibility and organizes and develops its people and attention paid by the Board of Directors. The Board must ensure the executive team it puts in place effects the correct tone of control top to bottom.

    Risk Assessment.  Objectives must be linked and provide good targets. Objectives and the strategies, which provide direction, must be clearly communicated and reasonably attainable or control breaks down. External and internal risks or threats to the entity's success must be identified, analyzed and acted upon. Because economic, industry, regulatory and operating conditions will continue to change, mechanisms are needed to identify and deal with the special risks associated with change. The Audit Committee must ensure this process is in place and working as intended. Audit plans must reflect the risk environment.

    Control Activities.  These are the policies and procedures that help ensure management directives are carried out. They include a range of activities as diverse as approvals, authorizations, verifications, reconciliations and performance review. Auditors, both internal and external, should systematically evaluate the various controls that comprise the system.

    Information and Communication.  All personnel must have a clear sense of control expectations. They must also have a means of communicating information up and down as well as across the organization. Information sources include external sources. Mechanisms should be in place to foster exposure of serious control weakness or internal control override by management.

    Monitoring.  Current performance and adequacy of controls must be monitored and auditor's observations responded to. Scope and frequency of separate evaluations depend on risk assessment and the adequacy of ongoing monitoring procedures. Management should have in place an ongoing evaluation process, which includes certification of the internal control system adequacy and effectiveness.

    An entity's internal control system is built in to the basic management process of planning, execution and monitoring. It should be dynamic and synergistic with good linkage.

    Audit Committees should be aware that internal control failures have most often resulted from deficiencies in the following areas:

  1.
  Lack of integrity on the part of top management, and ignoring ethical values. Dishonest or unethical managers often convince subordinates to falsify results or cover misdeeds.

  2.
  Weak or negative control environment. Rubber stamp boards, unclear accountabilities, and extreme risk-taking lead to failures.

  3.
  Failure to link top-level objectives with objectives for operating and support units, or having inconsistent objectives. Unrealistic objectives and those based solely on a desire for growth or ignoring existing financial or economic conditions lead to control failures.

  4.
  Poor communication of objectives, strategies and business philosophies downstream, combined with inadequate channels or unwillingness to listen, can frustrate upward communication. Personnel can work at cross purposes when objectives are unclear.

  5.
  Inability to understand and react to changing conditions. Economic, technological, or regulatory changes, or shifts in customer preferences, which management was unaware or failed to adequately assess, have led to downfalls.

NOTE:  the only true effective owner of a control system is the Chief Executive Officer. Without becoming bogged down with details, the CEO is the only person who can establish the right tone at the top and who has the power to ensure all parts of ht enterprise effectively communicate and co-exist. The internal auditor is a power resource the CEO and the Audit Committee have to monitor and evaluate the effectiveness of the overall internal control system.

Roles and Responsibilities

    Board of Directors:  The Board of Directors provides direction, guidance and oversight. By selecting management, the board has a major role in defining what it expects in regard to integrity and ethical values, and can confirm its expectations through its oversight activities. By reserving authority in regard to key decisions, the board has a specific role to play in high-level objective setting and strategic planning, and with the oversight that the board provides, the board is involved pervasively in internal control.

    Audit Committee:  The Board of Directors usually assigns to the Audit Committee the primary responsibility for overseeing the internal control system. The Audit Committee is in a unique position relative to reliability of financial statements. It also has a powerful set of analytical tools in the form of internal and external audit. It has the authority not only to question top management regarding how it is carrying out its responsibilities, but also to ensure that any needed corrective action is taken. In conjunction with a strong internal audit function, it is an ideal position to identity and act in instances where top management overrides other internal controls other otherwise seeks to misrepresent operating or financial results.

    Management:  The Chief Executive Officer has ultimate ownership responsibility for the internal control system. More than any other individual, the CEO sets the "tone at the top" that affects the primary components of control. The CEO provides leadership and direction to senior manager. Together with the, the CEO shapes the values, principles, and major operating policies that form the foundation of the entity's internal control system. Periodically, the CEO should meet with senior managers to review their responsibilities, including how they are controlling the business.

    Controller—CFO:  As a member of top management, the CFO helps se the tone of the organization's ethical conduct; is responsible for the financial statements; has primary responsibility for the financial reporting system; and is in a unique position regarding identification of unusual situations caused by fraudulent financial reporting. The financial organization is likely to have its own quality assurance needs but should not be expected to oversee the internal audit function.

INTERNAL CONTROL SYSTEM
Evaluation questions

  Control Environment

1.
Does management adequately convey the message that integrity cannot be compromised?

2.
Does a positive control environment exist, whereby there is an attitude of control consciousness throughout the organization, and a posit "tone at the top"?

3.
Is the competence of the entity's people commensurate with their responsibilities?

4.
Is management's operating style, the way it assigns authority and responsibility and organizes and develops its people appropriate?

5.
Does the board provide the right level of attention?

  Risk Assessment

6.
Are entity-wide objectives and supporting activity-level objectives established and linked?

7.
Are the internal and external risks that influence the success or failure of the achievement of the objectives identified and assessed?

8.
Are mechanisms in place to identify changes affecting the entity's ability to achieve its objectives?

9.
Are policies and procedures modified as needed?

  Control Activities

10.
Are control activities in place to ensure adherence to established policy and the carrying out of actions to address the related risks?

11.
Are there appropriate control activities for each of the entity's activities?

  Information and Communication

12.
Are information systems in place to identify and capture pertinent information—financial and non-financial, relating to external and internal events—and bring it to personnel in a form that enables them to carry out their responsibilities?

13.
Does communication of relevant information take place?

14.
Is it clear with respect to expectations and responsibilities of individuals and groups and reporting of results?

15.
Does communication occur down, across and upward in the entity, as well as between the entity and other parties?

  Monitoring

16.
Are appropriate procedures in place to monitor on an ongoing basis, or to periodically evaluate the functioning of the other components of internal control?

17.
Are deficiencies reported to the right people?

18.
Are policies and procedures modified as needed?

NORTHERN STAR FINANCIAL, INC.
PROXY FOR ANNUAL MEETING
Of Shareholders To Be Held
October 24, 2001

    The undersigned hereby appoints THOMAS P. STIENESSEN and DEAN M. DOYSCHER, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Northern Star Financial, Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of Northern Star Bank, 1650 Madison Avenue, Mankato, Minnesota, at 1:30 p.m. (Central Daylight Time) on October 24, 2001, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

    The Board of Directors recommends that you vote FOR each proposal below.

1.	Set the number of directors at eight (8):
	/ /	FOR / / AGAINST / / ABSTAIN
2.	Elect Class III directors: [Nominees: Dean M. Doyscher, James H. Illies and Thomas J. Reynolds]
	/ /	FOR all nominees listed above (except those whose names have been written in below)	/ / WITHHOLD AUTHORITY to vote for all nominees listed above
To withhold authority to vote for any individual nominee write that nominee's name on the line below
3.	Other Matters. In their discretion, the Proxies are...
	/ /	AUTHORIZED	/ / NOT AUTHORIZED...
to vote upon such other business as may properly come before the Meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date:	, 2001

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

QuickLinks

NORTHERN STAR FINANCIAL, INC. Annual Meeting of Shareholders October 24, 2001
PROXY STATEMENT
INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
SHAREHOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposals #1 and #2)
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS
EXECUTIVE COMPENSATION
Summary Compensation Table
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANT
OTHER BUSINESS
SHAREHOLDER PROPOSALS
FORM 10-KSB
APPENDIX A AUDIT COMMITTEE CHARTER
Implications for the Board of Directors
Roles and Responsibilities
NORTHERN STAR FINANCIAL, INC. PROXY FOR ANNUAL MEETING Of Shareholders To Be Held October 24, 2001